Exhibit 10.42

To:

Brooge Petroleum and Gas Investment Company FZC

P.O. Box 50170

Fujairah

United Arab Emirates

29-6-2015

Dear Sirs

Brooge Petroleum and Gas Investment Company FZC (the Company) - conditional waiver letter

1	We refer to:

(a)	clauses 2.1 (Initial conditions precedent) and 2.2 (Further conditions precedent) the Master forward lease agreement dated on or about the date of this letter between Brooge Petroleum and Gas Investment Company FZC as Lessee and National Bank of Abu Dhabi PJSC — Islamic Banking Division as Lessor and Investment Agent, as amended, novated, supplemented, extended, restated or replaced from time to time (the Master Forward Lease Agreement);

(b)	clauses 4.1 (Initial conditions precedent) and 4.2 (Further conditions precedent) of the Master Istisna’ Agreement dated on or about the date of this letter between Brooge Petroleum and Gas Investment Company FZC as Seller and National Bank of Abu Dhabi PJSC — Islamic Banking Division as the Investment Agent, as amended, novated, supplemented, extended, restated or replaced from time to time (the Master Istisna’ Agreement); and

(c)	clause 2 (Initial conditions precedent) of the Common Terms Agreement dated on or about the date of this letter between Brooge Petroleum and Gas Investment Company FZC as the Company and National Bank of Abu Dhabi PJSC — Islamic Banking Division as the Investment Agent and Account Bank, as amended, novated, supplemented, extended, restated or replaced from time to time (the Common Terms Agreement),

(the Master Forward Lease Agreement, Master Istisna’ Agreement and Common Terms Agreement each an Agreement and together the Agreements).

2	Words and expressions defined (directly or indirectly) in the Common Terms Agreement shall have the same meanings in this letter.

3	We write as Investment Agent under the Agreements and with the consent of the sole Participant.

4	Pursuant to the clauses noted in paragraphs 1(a), 1(b) and 1(c) above, delivery of the Transaction Security Documents in form and substance satisfactory to the Investment Agent is a condition precedent to the matters noted respectively in each of those clauses. On the date of this letter the Transaction Security Documents have not been delivered in the required form

5	We hereby agree to conditionally waive delivery of the Transaction Security Documents in the required form as a condition precedent to each of the clauses noted in paragraphs 1(a), 1(b) and 1(c) above subject to satisfaction on or before:

(a)	the date falling three Months after the date of this letter; or

(b)	such later date as determined by the Investment Agent on the instructions of all the Participants,

(the Conditional Waiver End Date).

6	Failure to satisfy the condition set out in paragraph 5 above by the Conditional Waiver End Date shall constitute an Event of Default

7	Other than as specified in paragraph 5, nothing in this letter is, or should be construed as:

(a)	a waiver of, or consent to, any breach or potential breach (present or future) of any provision of the Transaction Documents; or

(b)	a waiver of any of the rights of any Finance Party under the Transactions Documents.

8	The Investment Agent reserves the right to waive such other conditions precedent to the Transaction Document on terms acceptable to the Investment Agent, as notified to the Company.

9	This letter is a Transaction Document.

10	The parties may sign this letter in any number of copies and on separate copies. Each signed copy counts as an original of this letter and all the signed copies form one instrument.

11	This letter is governed by English law.

12	By signing and dating the acceptance of this letter and returning it to us you confirm your agreement:

(a)	to the terms of this letter; and

(b)	that failure to satisfy the condition specified in paragraph 5 by the Conditional Waiver End Date shall constitute an Event of Default.

Yours faithfully

Name:

For and on behalf of

National Bank of Abu Dhabi PJSC - Islamic Banking Division

as Investment Agent

We acknowledge, confirm and agree to the terms of the letter above.

Signed by duly authorised in accordance with the	) ) )
laws of Fujairah Free Zone, United Arab	)
Emirates for and on behalf of Brooge	)
Petroleum and Gas Investment Company	)
FZC in the presence of:	)

Signature of witness Name of witness: __________________________ Address of witness: __________________________ __________________________ __________________________	)